================================================================================

                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                  SCHEDULE 14A

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant                      [X]

Filed by a Party other than the Registrant   [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

|X|  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Rule 14a-12

                          MAINSTAY VP SERIES FUND, INC.
                (Name of Registrant as Specified In Its Charter)

    ________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)   Title of each class of securities to which transaction applies: N/A

     2)   Aggregate number of securities to which transaction applies: N/A

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): N/A

     4)   Proposed maximum aggregate value of transaction: N/A

     5)   Total fee paid: N/A

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid: N/A

     2)   Form, Schedule or Registration Statement No.: N/A

     3)   Filing Party: N/A

     4)   Date Filed: N/A

================================================================================

                          MAINSTAY VP SERIES FUND, INC.
                                51 MADISON AVENUE
                            NEW YORK, NEW YORK 10010

                         SPECIAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 4, 2007

March 12, 2007

To Our Policy Owners:

     I am writing to ask for your vote on an important matter concerning the series of investment portfolios offered by MainStay VP Series Fund, Inc. (the "Fund"). The Fund, a Maryland corporation, currently offers the 25 separate portfolios (the "Portfolios") listed in the accompanying Notice of Special Meeting and Proxy Statement. Please take note that the SPECIAL MEETING OF SHAREHOLDERS (the "Special Meeting") of the Portfolios will be held on May 4, 2007, beginning at 2:00 p.m. Eastern time, at the offices of New York Life Investment Management LLC ("NYLIM"), 169 Lackawanna Avenue, Parsippany, New Jersey 07054.

     As the owner of a variable annuity policy or variable life insurance policy (a "Policy") issued by New York Life Insurance and Annuity Corporation ("NYLIAC" or the "Insurance Company"), you have the right to instruct the Insurance Company how to vote at the Special Meeting the shares of the Portfolios that are attributable to your Policy.

     At the Special Meeting, as explained in the accompanying proxy statement, you will be asked to vote on the following proposals:

     1.   To elect eight Directors to the Board of Directors of the Fund; and

     2. To transact such other business as may properly come before the Special Meeting and any adjournments or postponements thereof.

     Proposal 1, which concerns all the Portfolios, is described in more detail in the accompanying Notice of Special Meeting and Proxy Statement. The Board of Directors of the Fund recommends that you read the enclosed materials carefully and then provide a vote "FOR" the election of each nominee for Director.

        Your vote is very important to us regardless of the number of shares that are attributable to your Policy. Whether or not you plan to attend the Special Meeting in person, please read the proxy statement and cast your vote promptly. It is important that your vote be received by no later than the time of the Special Meeting on May 4, 2007. You will receive a proxy card. There are several ways to vote your shares, including by mail, by telephone and through the Internet. Please refer to the proxy card for more information on how to vote. If we do not receive a response from you by one of these methods, you may receive a telephone call from our proxy solicitor, Computershare Fund Services, reminding you to vote. If you have any questions regarding your vote, please contact the Fund by calling toll-free 1-800-598-2019. We will get you the answers that you need promptly.

     We appreciate your participation and prompt response in this matter, and thank you for your continued support.

                                        Sincerely,


                                        /s/ Stephen Fisher
                                        ----------------------------------------
                                        Stephen Fisher
                                        President

                          MAINSTAY VP SERIES FUND, INC.
                                51 MADISON AVENUE
                            NEW YORK, NEW YORK 10010

MAINSTAY VP BALANCED PORTFOLIO
MAINSTAY VP BOND PORTFOLIO
MAINSTAY VP CAPITAL APPRECIATION PORTFOLIO
MAINSTAY VP CASH MANAGEMENT PORTFOLIO
MAINSTAY VP COMMON STOCK PORTFOLIO
MAINSTAY VP CONSERVATIVE ALLOCATION PORTFOLIO
MAINSTAY VP CONVERTIBLE PORTFOLIO
MAINSTAY VP DEVELOPING GROWTH PORTFOLIO
MAINSTAY VP FLOATING RATE PORTFOLIO
MAINSTAY VP GOVERNMENT PORTFOLIO
MAINSTAY VP GROWTH ALLOCATION PORTFOLIO
MAINSTAY VP HIGH YIELD CORPORATE BOND PORTFOLIO
MAINSTAY VP ICAP SELECT EQUITY PORTFOLIO
MAINSTAY VP INCOME & GROWTH PORTFOLIO
MAINSTAY VP INTERNATIONAL EQUITY PORTFOLIO
MAINSTAY VP LARGE CAP GROWTH PORTFOLIO
MAINSTAY VP MID CAP CORE PORTFOLIO
MAINSTAY VP MID CAP GROWTH PORTFOLIO
MAINSTAY VP MID CAP VALUE PORTFOLIO
MAINSTAY VP MODERATE ALLOCATION PORTFOLIO
MAINSTAY VP MODERATE GROWTH ALLOCATION PORTFOLIO
MAINSTAY VP S&P 500 INDEX PORTFOLIO
MAINSTAY VP SMALL CAP GROWTH PORTFOLIO
MAINSTAY VP TOTAL RETURN PORTFOLIO
MAINSTAY VP VALUE PORTFOLIO

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 4, 2007

TO THE POLICY OWNERS OF THE MAINSTAY VP SERIES FUND, INC.:

     NOTICE IS HEREBY GIVEN that the Board of Directors (the "Board" or the "Directors") of MainStay VP Series Fund, Inc. (the "Fund"), which currently offers the 25 series of investment portfolios listed above (the "Portfolios"), invites you to attend a Special Meeting of Shareholders (the "Special Meeting") of the Fund. The Special Meeting will be held on May 4, 2007, at the offices of New York Life Investment Management LLC ("NYLIM"), 169 Lackawanna Avenue, Parsippany, New Jersey 07054, beginning at 2:00 p.m., Eastern time.

     At the Special Meeting, and as specified in greater detail in the Proxy Statement accompanying this Notice, shareholders of the Portfolios will be asked to consider and approve the following Proposals:

     1.   To elect eight Directors to the Board of Directors of the Fund; and

     2. To transact such other business as may properly come before the Special Meeting and any adjournments or postponements thereof.

     Your attention is directed to the accompanying Proxy Statement for further information regarding the Special Meeting and Proposal 1 above. You may vote at the Special Meeting if you are a policy owner of record of one or more of the Portfolios as of the close of business on February 20, 2007. If you attend the Special Meeting, you may vote the shares that are attributable to your contract in person. Even if you do not attend the Special Meeting, you may vote by proxy by completing, signing, and returning the enclosed proxy card by mail in the envelope provided or by submitting your vote via telephone or the Internet. Please refer to the proxy card for more information on how you may vote. You may revoke the proxy at any time prior to the date the proxy is to be exercised in the manner described in the Proxy Statement.

     Your vote is very important to us. Whether or not you plan to attend the Special Meeting in person, please vote the enclosed proxy. If you have any questions, please contact the Fund for additional information by calling toll-free 1-800-598-2019.

                                        By order of the Board of Directors,


                                        /s/ MARGUERITE E. H. MORRISON
                                        ----------------------------------------
                                        Marguerite E. H. Morrison
                                        Secretary

                                        March 12, 2007

                                   ----------

                                IMPORTANT NOTICE:
   PLEASE VOTE USING THE ENCLOSED PROXY AS SOON AS POSSIBLE. YOUR VOTE IS VERY
       IMPORTANT TO US NO MATTER HOW MANY SHARES ARE ATTRIBUTABLE TO YOUR
          POLICY. YOU CAN HELP AVOID THE ADDITIONAL EXPENSE OF FURTHER
              SOLICITATIONS BY PROMPTLY VOTING THE ENCLOSED PROXY.

                                   ----------

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and may help avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

     1. INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the registration on the proxy card.

     2. JOINT ACCOUNTS: Both parties must sign: the names of the parties signing should conform exactly to the names shown in the registration on the proxy card.

     3. ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration.

FOR EXAMPLE:

REGISTRATION                               VALID
------------                               -----
CORPORATE ACCOUNTS
(1) ABC Corp.                              ABC Corp. John Doe, Treasurer
(2) ABC Corp.                              John Doe
(3) ABC Corp. c/o John Doe                 John Doe
(4) ABC Corp. Profit Sharing Plan          John Doe

PARTNERSHIP ACCOUNTS
(1) The XYZ Partnership                    Jane B. Smith, Partner
(2) Smith and Jones, Limited Partnership   Jane B. Smith, General Partner

TRUST ACCOUNTS
(1) ABC Trust                              Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78    Jane B. Doe, Trustee u/t/d/ 12/28/78

CUSTODIAL OR ESTATE ACCOUNTS
(1) John B. Smith, Cust
    f/b/o John B. Smith, Jr. UGMA/UTMA     John B. Smith, Custodian f/b/o/ John B. Smith Jr., UGMA/UTMA
(2) Estate of John B. Smith                John B. Smith, Jr., Executor
                                           Estate of John B. Smith

Please choose one of the following options to vote your shares:

     1. VOTE BY TELEPHONE. You may cast your vote by telephone by calling the toll-free number located on your proxy card. Please make sure to have your proxy card available at the time of the call.

     2. VOTE THROUGH THE INTERNET. You may cast your vote by logging into the Internet site located on your proxy card and following the instructions on the website. In order to log in you will need the control number found on your proxy card.

     3. VOTE BY MAIL. You may cast your vote by signing, dating, and mailing the enclosed proxy card in the postage-paid return envelope provided.

     4.   VOTE IN PERSON AT THE SPECIAL MEETING.

                          MAINSTAY VP SERIES FUND, INC.
                                51 MADISON AVENUE
                            NEW YORK, NEW YORK 10010

MAINSTAY VP BALANCED PORTFOLIO
MAINSTAY VP BOND PORTFOLIO
MAINSTAY VP CAPITAL APPRECIATION PORTFOLIO
MAINSTAY VP CASH MANAGEMENT PORTFOLIO
MAINSTAY VP COMMON STOCK PORTFOLIO
MAINSTAY VP CONSERVATIVE ALLOCATION PORTFOLIO
MAINSTAY VP CONVERTIBLE PORTFOLIO
MAINSTAY VP DEVELOPING GROWTH PORTFOLIO
MAINSTAY VP FLOATING RATE PORTFOLIO
MAINSTAY VP GOVERNMENT PORTFOLIO
MAINSTAY VP GROWTH ALLOCATION PORTFOLIO
MAINSTAY VP HIGH YIELD CORPORATE BOND PORTFOLIO
MAINSTAY VP ICAP SELECT EQUITY PORTFOLIO
MAINSTAY VP INCOME & GROWTH PORTFOLIO
MAINSTAY VP INTERNATIONAL EQUITY PORTFOLIO
MAINSTAY VP LARGE CAP GROWTH PORTFOLIO
MAINSTAY VP MID CAP CORE PORTFOLIO
MAINSTAY VP MID CAP GROWTH PORTFOLIO
MAINSTAY VP MID CAP VALUE PORTFOLIO
MAINSTAY VP MODERATE ALLOCATION PORTFOLIO
MAINSTAY VP MODERATE GROWTH ALLOCATION PORTFOLIO
MAINSTAY VP S&P 500 INDEX PORTFOLIO
MAINSTAY VP SMALL CAP GROWTH PORTFOLIO
MAINSTAY VP TOTAL RETURN PORTFOLIO
MAINSTAY VP VALUE PORTFOLIO

                                 PROXY STATEMENT

                         SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD ON MAY 4, 2007

INTRODUCTION

     This Proxy Statement is being furnished to the shareholders of MainStay VP Series Fund Inc. (the "Fund"), in connection with the solicitation of proxies relating to the Fund and its series listed above (each a "Portfolio"), by the Board of Directors of the Fund (the "Board" or the "Directors"), for a Special Meeting of Shareholders (the "Special Meeting") to be held at the offices of New York Life Investment Management LLC ("NYLIM"), 169 Lackawanna Avenue, Parsippany, New Jersey 07054, on May 4, 2007, beginning at 2:00 p.m. Eastern time.

     You are receiving this Proxy Statement because you are the owner of a variable annuity policy or variable life insurance policy ("Policy") issued by New York Life Insurance and Annuity Corporation ("NYLIAC"), and some or all of your Policy value is invested in one or more of the Portfolios. Although NYLIAC is the record owner of the Portfolios' shares, as an owner of a Policy ("Policy Owner") issued by NYLIAC, you have the right to instruct NYLIAC how to vote the shares of the Portfolios that are attributable to your Policy. However, to make this Proxy Statement easier to read, Policy Owners are described as if they are voting directly on the proposals at the Special Meeting, as opposed to directing NYLIAC to vote on such proposals. Additionally, Policy Owners are sometimes referred to in this Proxy Statement as "shareholders" for ease of reading purposes.

     THE BOARD IS SOLICITING PROXIES FROM SHAREHOLDERS WITH RESPECT TO THE FOLLOWING PROPOSALS (THE "PROPOSALS"), AS THEY ARE DESCRIBED IN DETAIL IN THIS PROXY STATEMENT:

PROPOSALS:

     1.   To elect eight Directors to the Board of Directors of the Fund; and

     2. To transact such other business as may properly come before the Special Meeting and any adjournments or postponements thereof.

     Only shareholders of record who owned shares of one or more of the Portfolios at the close of business on February 20, 2007 ("Record Date") are entitled to vote at the Special Meeting and at any adjournments or postponements thereof. Each Policy Owner is entitled to give voting instructions with respect to the shares of the Portfolios that are attributable to his or her Policy as of the Record Date. Each share of a Portfolio that you own entitles you to one (1) vote with respect to any proposal on which that Portfolio's shareholders are entitled to vote (a fractional share has a fractional vote). Proposal 1 affects all the Portfolios. Any business properly to come before the Special Meeting and any adjournments or postponements thereof may affect one or more of the Portfolios.

     The Board plans to distribute this Proxy Statement, the attached Notice of Special Meeting and the enclosed proxy card beginning on or about March 12, 2007 to all shareholders of record of the Portfolios as of the Record Date. The cost of the Special Meeting, including costs of solicitation of proxies and voting instructions, will be borne by NYLIM.

     It is important for you to vote on each Proposal described in this Proxy Statement. We recommend that you read this Proxy Statement in its entirety as the explanations will help you to decide how to vote on the Proposals.

                                   ----------

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

                       AFFECTED PORTFOLIOS: ALL PORTFOLIOS

                                   ----------

WHAT ARE SHAREHOLDERS BEING ASKED TO APPROVE?

     The purpose of this Proposal is to elect the Board of Directors that will assume office at or prior to the Board of Directors meeting currently scheduled for June 7, 2007 or upon such later date of the Directors' election by shareholders. At a Board of Directors meeting held on February 13, 2007, the current Directors of the Fund unanimously nominated the eight persons described below for election as Directors (each a "Nominee").

     The Board currently is composed of eight members: Jill Feinberg, Daniel Herrick, Brian A. Murdock, Richard H. Nolan, Jr., Robert D. Rock, Raymond Stickel, Jr., Roman L. Weil and John A. Weisser, Jr. Four of the Nominees, Messrs. Murdock, Nolan, Weil and Weisser currently are members of the Board of Directors; four are not, but serve as directors/trustees of other funds in the complex of funds managed by NYLIM or its affiliates (the "Fund Complex"). These nominations are the result of an effort on the part of the Board, the other boards in the Fund Complex and NYLIM to consolidate the membership of the boards so that the same members serve on each board. Over the course of several months, the Board and its members met with representatives of the other boards in the Fund Complex and NYLIM's senior management to consider NYLIM's proposal to consolidate the membership of these boards. In reaching the conclusion that a consolidation of the Board's members with the members of the other boards is in the best interests of the Portfolios and their shareholders, the Board considered the following factors:

          -    the benefits from streamlining Board communications;

          -    opportunities for enhanced efficiency of Board oversight;

          - potential cost savings from a consolidation of Board members and Board meetings;

          - the projected number and type of funds to be overseen by the Board members; and

          - the proposed process, timing and costs for implementing the consolidation.

     Additionally, the Board considered the opportunities for enhanced services from NYLIM as a result of the proposed consolidation. The Board also noted that the proposed Board structure would be consistent with other similarly situated fund groups.

     Members of the Board's Nominating and Governance Committee ("Committee") met with each Nominee prior to his or her nomination to the Board, and the Committee considered each Nominee's qualifications in accordance with the Committee's policies and procedures for the consideration of board member candidates and recommended his or her nomination to the Board. Based on this recommendation, the Board nominated each of the Nominees to the Board. Likewise, the boards of the other funds in the Fund Complex also have approved the consolidation proposal on behalf of their funds and have nominated the same eight Nominees to serve on their respective boards.

     As part of the consolidation proposal, certain of the current members of each board determined not to stand for reelection. NYLIM offered a one time payment to all current independent members of the boards in recognition of their services and contingent upon the approval by shareholders of a new slate of directors/trustees. The payment is based on a formula, including the number of years each member has served on his or her respective fund board. If this Proposal is approved, the following current members of the Board of Directors have agreed to resign from the Board and accept the one time payment from NYLIM described above following their resignation: Jill Feinberg, Daniel Herrick, and Raymond Stickel, Jr. Payments to these members of the Board will range approximately from $70,000 to $315,000. The Fund does not have a retirement plan and the Directors that are not standing for reelection will not receive any payment from the Fund in connection with their resignation.

     All proxies will be voted in favor of the Nominees listed in this Proxy Statement unless a contrary indication is made. If, prior to the Special Meeting, any Nominee becomes unable to serve, the proxies that otherwise would have been voted for such Nominee will be voted for such substitute nominee as may be selected by the current Board of Directors.

WHO ARE THE NOMINEES TO THE BOARD?

     The table below lists the Nominees, their dates of birth, current positions held with the Fund, length of time served, term of office, principal occupations during the last five years, the number of funds in the Fund Complex currently overseen by the Nominee, and other directorships held outside of the Fund. A table with similar information concerning the officers of the Fund is also set forth below. The business address of each Nominee is 51 Madison Avenue, New York, New York 10010.

     Nominees who are not "interested persons" of the Fund (as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act")) are referred to herein as "Independent Directors." Nominees who are deemed to be "interested persons" of the Fund under the 1940 Act are referred to as "Interested Directors."

                                DIRECTOR NOMINEES

                                                                                           NUMBER OF
                                                                                           FUNDS AND
                                                                                         PORTFOLIOS IN
                                                                                            THE FUND
                                         TERM OF                                            COMPLEX
                        POSITION(S)    OFFICE* AND                                         CURRENTLY
                         HELD WITH      LENGTH OF          PRINCIPAL OCCUPATION(S)        OVERSEEN BY     OTHER DIRECTORSHIPS
NAME AND DATE OF BIRTH    THE FUND     TIME SERVED           DURING PAST 5 YEARS            NOMINEE         HELD BY NOMINEE
----------------------  -----------  --------------  ----------------------------------  -------------  -----------------------
INDEPENDENT DIRECTOR NOMINEES

Susan B. Kerley         None         N/A             Partner, Strategic Management               21     Chairman since 2005
8/12/51                                              Advisors LLC (1990 to present)                     and Director since
                                                                                                        1990, Eclipse Funds
                                                                                                        Inc. (15 funds);
                                                                                                        Chairman since 2005
                                                                                                        and Trustee since
                                                                                                        2000, Eclipse Funds (3
                                                                                                        funds); Chairman and
                                                                                                        Director since August
                                                                                                        2006, ICAP Funds, Inc.
                                                                                                        (3 funds); Trustee
                                                                                                        since

                                                                                           NUMBER OF
                                                                                           FUNDS AND
                                                                                         PORTFOLIOS IN
                                                                                            THE FUND
                                         TERM OF                                            COMPLEX
                        POSITION(S)    OFFICE* AND                                         CURRENTLY
                         HELD WITH      LENGTH OF          PRINCIPAL OCCUPATION(S)        OVERSEEN BY     OTHER DIRECTORSHIPS
NAME AND DATE OF BIRTH    THE FUND     TIME SERVED           DURING PAST 5 YEARS            NOMINEE         HELD BY NOMINEE
----------------------  -----------  --------------  ----------------------------------  -------------  -----------------------
INDEPENDENT DIRECTOR NOMINEES
                                                                                                        1991, Legg Mason
                                                                                                        Partners Funds (30
                                                                                                        funds)

Alan R. Latshaw         None         N/A             Retired; Consultant (2004-2006),          19       Trustee and Audit and
3/27/51                                              The MainStay Funds Audit and                       Compliance Committee
                                                     Compliance Committee; Partner,                     Chairman since March
                                                     Ernst & Young LLP (2002 to 2003);                  2006 and Audit
                                                     Partner, Arthur Andersen LLP (1976                 Committee Financial
                                                     to 2002)                                           Expert since May 2006,
                                                                                                        The MainStay Funds (19
                                                                                                        funds); Trustee since
                                                                                                        2005, State Farm
                                                                                                        Associates Funds Trust
                                                                                                        (3 funds); Trustee
                                                                                                        since 2005, State Farm
                                                                                                        Mutual Fund Trust (15
                                                                                                        funds); Trustee since
                                                                                                        2005, State Farm
                                                                                                        Variable Product Trust
                                                                                                        (9 funds); Trustee
                                                                                                        since 2005, Utopia
                                                                                                        Funds (4 funds)

Peter Meenan            None         N/A             Independent Consultant; President         21       Director since 2002,
12/5/41                                              and Chief Executive Officer,                       Audit Committee
                                                     Babson-United Inc. (financial                      Chairman and Audit
                                                     services firm) (2000 to 2004);                     Committee Financial
                                                     Independent Consultant (1999 to                    Expert since 2003,
                                                     2000); Head of Global Funds,                       Eclipse Funds Inc. (15
                                                     Citicorp (1995 to 1999)                            funds); Trustee since
                                                                                                        2002, Audit Committee
                                                                                                        Chairman and Audit
                                                                                                        Committee Financial
                                                                                                        Expert since 2003,
                                                                                                        Eclipse Funds (3
                                                                                                        funds); Director,
                                                                                                        Audit Committee
                                                                                                        Chairman, and Audit
                                                                                                        Committee Financial
                                                                                                        Expert since August
                                                                                                        2006, ICAP Funds, Inc.
                                                                                                        (3 funds)

Richard H. Nolan,       Director     Until the age   Managing Director, ICC Capital            25       None
Jr.**                                of 75; since    Management; President,
11/16/46                             March 2006.     Shields/Alliance, Alliance Capital
                                                     Management (1994-2004)

Richard S. Trutanic     None.        N/A             Chairman (1990 to present) and            19       Trustee since 1994,
2/13/52                                              Chief Executive Officer (1990 to                   The MainStay Funds (19
                                                     1999), Somerset Group (financial                   funds)
                                                     advisory firm); Managing Director
                                                     and Advisor, The Carlyle Group
                                                     (private investment firm) (2002 to
                                                     2004); Senior Managing Director
                                                     and Partner, Groupe Arnault S.A.
                                                     (private investment firm) (1999 to
                                                     2002)

                                                                                           NUMBER OF
                                                                                           FUNDS AND
                                                                                         PORTFOLIOS IN
                                                                                            THE FUND
                                         TERM OF                                            COMPLEX
                        POSITION(S)    OFFICE* AND                                         CURRENTLY
                         HELD WITH      LENGTH OF          PRINCIPAL OCCUPATION(S)        OVERSEEN BY      OTHER DIRECTORSHIPS
NAME AND DATE OF BIRTH    THE FUND     TIME SERVED           DURING PAST 5 YEARS            NOMINEE          HELD BY NOMINEE
----------------------  -----------  --------------  ----------------------------------  -------------  -------------------------
Roman L. Weil**         Director     Indefinite;     V. Duane Rath Professor of                25       None
5/22/40                              since 1994      Accounting, Graduate School of
                                                     Business, University of Chicago;
                                                     President, Roman L. Weil
                                                     Associates, Inc. (consulting
                                                     firm); Director, Ygomi LLC
                                                     (information and communications
                                                     technology company) (since July
                                                     2006)

John A. Weisser, Jr.**  Director     Until the age   Retired. Managing Director of             25       Trustee since March 2007,
10/22/41                             of 75; since    Salomon Brothers, Inc.                             Direxion Funds (57 funds);
                                     1997            (1981 to 1995)                                     Trustee since March 2007,
                                                                                                        Direxion Insurance Trust
                                                                                                        (45 funds)

INTERESTED DIRECTOR NOMINEE

Brian A. Murdock***     Chairman,    Until the age   Member of the Board of Managers           65       Trustee and Chairman
3/14/56                 Director     of 75;          and President (since 2004) and                     since September 2006,
                        and Chief    Chairman and    Chief Executive Officer (since                     and Chief Executive
                        Executive    Director since  July 2006), NYLIM and New York                     Officer since July
                        Officer      September 2006  Life Investment Management                         2006, The MainStay
                                     and Chief       Holdings LLC; Senior Vice                          Funds (19 funds);
                                     Executive       President, New York Life Insurance                 Director and Chief
                                     Officer since   Company (since 2004); Chairman of                  Executive Officer since
                                     July 2006       the Board and President, NYLIFE                    August 2006, ICAP
                                                     Distributors LLC (since 2004);                     Funds, Inc. (3 funds)
                                                     Member of the Board of Managers,
                                                     Madison Capital Funding LLC (since
                                                     2004), NYLCAP Manager LLC (since
                                                     2004) and Institutional
                                                     Capital LLC (since July 2006);
                                                     Chairman and Trustee (since
                                                     September 2006) and Chief
                                                     Executive Officer (since July
                                                     2006), The MainStay Funds; Chief
                                                     Executive Officer, Eclipse Funds
                                                     and Eclipse Funds Inc. (since July
                                                     2006); Chief Executive Officer and
                                                     Director (since August 2006), ICAP
                                                     Funds, Inc.; Chief Operating
                                                     Officer, Merrill Lynch Investment
                                                     Managers (2003 to 2004); Chief
                                                     Investment Officer, MLIM Europe
                                                     and Asia (2001 to 2003);
                                                     President, Merrill Japan and
                                                     Chairman, MLIM Pacific Region
                                                     (1999 to 2001)

----------
* If elected/reelected a Board member, each Nominee will serve an indefinite term of office.

**   This Nominee is currently a Director of the Fund.

*** Mr. Murdock is currently a Director of the Fund and may be deemed to be an Interested Director because of his affiliation with New York Life Insurance Company, NYLIAC, NYLIM, Institutional Capital LLC, MacKay Shields LLC, McMorgan & Company LLC, and NYLIFE Distributors LLC, as described in detail in the column "Principal Occupation(s) During Past 5 Years."

     The Fund's Articles of Incorporation do not provide for the annual election of Directors. However, in accordance with the 1940 Act, the Fund will hold a shareholders' meeting for the election of Directors at such times as (1) less than a majority of the Directors holding office have been elected by shareholders, or (2) if, after filling a vacancy on the Board of Directors, less than two-thirds of the Directors holding office would have been elected by the shareholders. Each Director serves until his/her death, resignation, removal or retirement or until he/she attains the age of 75 years.

                  OFFICERS OF THE FUND (WHO ARE NOT DIRECTORS)*

                             TERM OF OFFICE,
                          POSITION(S) HELD WITH
                          COMPANY AND LENGTH OF
NAME AND DATE OF BIRTH           SERVICE                    PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
----------------------   -----------------------   ---------------------------------------------------------------
ROBERT A. ANSELMI        Indefinite; Chief Legal   Senior Managing Director, General Counsel and Secretary, New
DOB: 10/19/46            Officer since 2003        York Life Investment Management LLC (including predecessor advisory organizations) and New York Life Investment Management
                                                   Holdings LLC; Senior Vice President, New York Life Insurance
                                                   Company; Vice President and Secretary, McMorgan & Company LLC;
                                                   Secretary, NYLIM Service Company LLC, NYLCAP Manager LLC,
                                                   Madison Capital Funding LLC and Institutional Capital LLC
                                                   (since October 2006); Chief Legal Officer, The MainStay Funds,
                                                   Eclipse Funds, and Eclipse Funds Inc. (since 2003), McMorgan
                                                   Funds (since 2005), and ICAP Funds, Inc. (since August 2006);
                                                   Managing Director and Senior Counsel, Lehman Brothers Inc.
                                                   (1998 to 1999); General Counsel and Managing Director, JP
                                                   Morgan Investment Management Inc. (1986 to 1998).

STEPHEN FISHER           Indefinite;               Senior Managing Director and Chief Marketing Officer,
DOB: 2/22/59             President since           New York Life Investment Management LLC since 2005,
                         March 2007                Managing Director -- Retail Marketing, New York Life Investment
                                                   Management LLC 2003-2005; Managing Director, UBS Global Asset
                                                   Management from 1999 to 2003, President, The MainStay Funds, Eclipse
                                                   Funds, Eclipse Funds Inc., and ICAP Funds, Inc. (since March 2007).

MICHAEL G. GALLO         Indefinite;               Senior Vice President, New York Life Insurance Company
DOB: 1/5/55              Executive Vice
                         President since
                         2005

SCOTT T. HARRINGTON      Indefinite; Vice          Director, New York Life Investment Management LLC (including
DOB: 2/8/59              President,                predecessor advisory organizations); Executive Vice President,
                         Administration since      New York Life Trust Company and New York Life Trust Company,
                         2005                      FSB (since January 2006); Vice President - Administration, The
                                                   MainStay Funds, Eclipse Funds, and Eclipse Funds Inc. (since
                                                   2005) and ICAP Funds, Inc. (since August 2006).

ALAN J. KIRSHENBAUM      Indefinite; Senior Vice   Managing Director, Chief Operating Officer and Chief
DOB: 6/25/71             President since July      Financial Officer of Retail Investments, New York Life
                         2006 and Treasurer and    Investment Management LLC (since July 2006); Senior Vice
                         Principal Financial and   President, Eclipse Funds, Eclipse Funds Inc., The MainStay
                         Accounting Officer since  Funds (since June 2006)
                         March 2007

                             TERM OF OFFICE,
                          POSITION(S) HELD WITH
                          COMPANY AND LENGTH OF
NAME AND DATE OF BIRTH           SERVICE                    PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
----------------------   -----------------------   ---------------------------------------------------------------
                                                   and ICAP Funds, Inc. (since August 2006); Chief Financial
                                                   Officer, Bear Stearns Asset Management (1999 to May 2006).

ALISON H. MICUCCI        Indefinite; Senior Vice   Senior Managing Director and Chief Compliance Officer (since
DOB: 12/16/65            President and Chief       March 2006), and Managing Director and Chief Compliance Officer
                         Compliance Officer        (2003 to February 2006), New York Life Investment Management
                         since July 2006; Vice     LLC and New York Life Investment Management Holdings LLC;
                         President-- Compliance    Senior Managing Director, Compliance (since March 2006) and
                         (2004 to June 2006)       Managing Director, Compliance (2003 to February 2006), NYLIFE
                                                   Distributors LLC; Chief Compliance Officer, NYLCAP Manager LLC;
                                                   Senior Vice President and Chief Compliance Officer, Eclipse
                                                   Funds, Eclipse Funds Inc., The MainStay Funds (since June
                                                   2006) and ICAP Funds, Inc. (since August 2006); Vice
                                                   President--Compliance, Eclipse Funds, Eclipse Funds Inc., The
                                                   MainStay Funds, Inc. (until June 2006); Deputy Chief Compliance
                                                   Officer, New York Life Investment Management LLC (2002 to
                                                   2003); Vice President and Compliance Officer, Goldman Sachs
                                                   Asset Management (1999 to 2002).

MARGUERITE E. H.         Indefinite; Secretary     Managing Director and Associate General Counsel, New York Life
MORRISON                 since 2004                Investment Management LLC (since 2004); Managing Director and
DOB: 3/26/56                                       Secretary, NYLIFE Distributors LLC; Secretary, Eclipse Funds,
                                                   Eclipse Funds Inc. and The MainStay Funds (each since 2004), and ICAP Funds, Inc. (since August 2006); Chief Legal
                                                   Officer--Mutual Funds and Vice President and Corporate Counsel,
                                                   The Prudential Insurance Company of America (2000 to 2004).

* The officers listed above are considered to be "interested persons" of the Fund within the meaning of the 1940 Act because of their affiliation with the Fund, New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields LLC, McMorgan & Company LLC, NYLIFE Securities Inc. and/or NYLIFE Distributors LLC, as described in detail in the column captioned "Principal Occupation(s) During Past 5 Years."

OWNERSHIP OF SECURITIES

     As of December 31, 2006, the dollar range of equity securities owned beneficially by each Nominee in the Fund and in any registered investment companies overseen by the Nominee within the same family of investment companies as the Fund was as follows:

                                                                             AGGREGATE DOLLAR RANGE OF
                                                                              EQUITY SECURITIES IN ALL
                                                                               REGISTERED INVESTMENT
                                        DOLLAR RANGE OF EQUITY             COMPANIES OVERSEEN BY NOMINEE
NAME                                    SECURITIES IN THE FUND           IN FAMILY OF INVESTMENT COMPANIES
----                            --------------------------------------   ---------------------------------
INDEPENDENT DIRECTOR NOMINEES
Susan B. Kerley                                  None                              Over $100,000
Alan R. Latshaw                                  None                            $10,001 - $50,000
Peter Meenan                                     None                            $50,001 - $100,000
Richard H. Nolan, Jr.                            None                                   None
Richard S. Trutanic                              None                              $1 - $10,000
Roman L. Weil                   S&P 500 Index Portfolio - $1 - $10,000             $1 - $10,000
John A. Weisser, Jr.                             None                              Over $100,000

INTERESTED
DIRECTOR NOMINEE

Brian A. Murdock                                 None                              Over $100,000

COMPENSATION

     The Independent Directors of the Fund currently receive from the Fund a fee of $35,000 per year plus $4,000 for each regularly scheduled (in person) Board meeting attended, $2,000 for each telephonic Board meeting attended, $2,000 for each Audit Committee meeting attended, and $1,500 for all other Committee meetings attended, and are reimbursed for out-of-pocket expenses incurred in connection with attending meetings. The Audit Committee chairperson receives an additional fee of $12,000 per year and each member of the Audit Committee receives an annual retainer fee of $3,000 per year. The Lead Independent Director receives an additional fee of $12,000 per year. Directors who are affiliated with NYLIM or its affiliates and the Fund's officers did not receive compensation from the Fund. The table below states the compensation received by certain Directors, for the fiscal year ended December 31, 2006, from the Fund and from certain other investment companies (as indicated) in the Fund Complex.

                               COMPENSATION TABLE

                                               PENSION OR
                                               RETIREMENT                          TOTAL COMPENSATION
                            AGGREGATE       BENEFITS ACCRUED   ESTIMATED ANNUAL       FROM FUND AND
                        COMPENSATION FROM    AS PART OF FUND     BENEFITS UPON    FUND COMPLEX PAID TO
       DIRECTOR                FUND             EXPENSES          RETIREMENT            DIRECTORS
       --------         -----------------   ----------------   ----------------   --------------------
INDEPENDENT DIRECTORS
Jill Feinberg                $79,500               0                  0                  $79,500
Daniel Herrick               $78,000               0                  0                  $78,000
Richard H. Nolan, Jr.        $75,500               0                  0                  $75,500
Raymond Stickel, Jr.         $75,500               0                  0                  $75,500
Roman L. Weil                $91,500               0                  0                  $91,500
John A. Weisser, Jr.         $91,500               0                  0                  $91,500

     If the shareholders approve this Proposal, it is expected that the compensation structure for the Directors will change such that the members of each board of directors/trustees in the Fund Complex will be compensated under a new, unified compensation structure. It is further expected that the Portfolios will pay their pro rata share of these fees based on the net assets of the Portfolios. A Director's total compensation from the Fund Complex as a whole may increase because each Director will serve on the boards of directors/trustees of all of the funds in the Fund Complex, rather than the board(s) on which the Nominees currently serve.

     It is expected that the Board of Directors will meet at least quarterly at regularly scheduled meetings. During the fiscal year ended December 31, 2006, the Board met 7 times. Each current Director attended at least 75% of the meetings of the Board held during the last fiscal year, including the meetings of the Board's standing Committees on which such Director was a member. The Fund does not hold annual meetings, and therefore, the Board of Directors does not have a policy with regard to Director attendance at such meetings.

BOARD COMMITTEES

     The Board of Directors oversees the Fund and the services provided to the Fund by NYLIM and the investment sub-advisors for the Portfolios having investment sub-advisors. The Committees of the Board currently include the Audit Committee, Nominating and Governance Committee and Dividend Committee. The Board also has established a Valuation Committee and Valuation Subcommittee, which include members who are not members of the Board.

     Audit Committee. The purpose of the Audit Committee is to assist the full Board in oversight of (1) the integrity of the Fund's financial statements; (2) the Fund's compliance with legal and regulatory requirements; and (3) the qualifications, independence and performance of the Fund's independent auditors. The members of the Audit Committee include all of the current Independent
Directors: Jill Feinberg, Daniel Herrick, Richard H. Nolan, Raymond Stickel, Jr., Roman L. Weil (Chairman), and John A. Weisser, Jr. There were 5 Audit Committee meetings held during 2006.

     Nominating and Governance Committee. The purposes of the Nominating and Governance Committee are to: (1) make recommendations to the Board with respect to the effectiveness of the Board in carrying out its responsibilities in governing the Fund and overseeing the management of the Fund; (2) make recommendations to the Board regarding (a) its size, structure and composition;
(b) qualifications for Board membership; and (c) compensation of Board Members;
(3) identify and recommend qualified individuals for Board membership and for the chairmanship of the Board; and (4) oversee the self-assessment of the Board, its committees and its members. The members of the Committee include the following current Independent Directors: Jill Feinberg (Chairperson), Daniel Herrick, Raymond Stickel, Jr., Roman L. Weil and John A. Weisser, Jr. There was 1 meeting of the Committee held during 2006. As of November 21, 2006 the Nominating and Governance Committee was reconstituted to include only Richard H. Nolan, Raymond Stickel, Jr., Roman L. Weil and John A. Weisser, Jr. The Board of Directors has adopted a Nominating and Governance Committee Charter, which was attached as Appendix B to the Fund's Proxy Statement dated January 31, 2006.

     The Nominating and Governance Committee has adopted Policies for Consideration of Board Member Candidates (the "Candidates Policy"), a formal policy on the consideration of Board member candidates, including nominees recommended by Policy Owners. A copy of the Candidates Policy is attached to this Proxy Statement as Appendix A and summarized below. The summary is qualified in its entirety by the Candidate Policy.

     When evaluating the qualifications of a candidate, the Nominating and Governance Committee considers the candidate's potential contribution to the Board and its committees and any other relevant factors. The Nominating and Governance Committee may solicit suggestions for nominations from any source, which it deems appropriate, including independent consultants engaged specifically for such a purpose. The Nominating and Governance Committee may take into account a wide variety of factors in considering prospective director candidates, including (but not limited to): (i) whether or not the person is "independent" and whether the person is otherwise qualified under applicable laws and regulations to serve as a director; (ii) whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a director; (iii) the contribution that the person can make to the Board, with consideration being given to the person's business experience, education and such other factors as the Nominating and Governance Committee may consider relevant; (iv) the character and integrity of the person; and (v) the desirable personality traits, including independence, leadership and the ability to work with the other members of the Board. The Nominating and Governance Committee will consider potential director candidates recommended by Policy Owners provided that: (i) the proposed candidates satisfy the director qualification requirements; and (ii) the nominating Policy Owners comply with the Candidates Policy, which is attached to this Proxy Statement as Appendix A. Other than in compliance with the requirements mentioned in the preceding sentence, the Nominating and Governance Committee will not otherwise evaluate Policy Owner director nominees in a different manner than other nominees, and the standard of the Nominating and Governance Committee is to treat all equally qualified nominees in the same manner.

     Valuation Committee. The purpose of the Valuation Committee is to oversee the implementation of the Fund's valuation procedures and to make fair value determinations on behalf of the Board as specified in the valuation procedures. The Committee reviews each action taken by the Valuation Subcommittee within a calendar quarter of the occurrence. The members of the Valuation Committee, on which one or more Directors may serve, include: Jill Feinberg, Daniel Herrick, Alan Kirshenbaum (Chairman), Alison H. Micucci, Marguerite E. H. Morrison, Richard H. Nolan, Jr., Raymond Stickel, Jr., John A. Weisser, Jr., Roman L. Weil, and Jae Yoon. There were 4 Valuation Committee meetings held during 2006.

     Valuation Subcommittee. The purpose of the Valuation Subcommittee is to establish, pursuant to the Fund's valuation procedures, prices of securities for which market quotations are not readily available or the prices of which are not often readily determinable. Meetings of the Subcommittee are held on an as needed basis and are held in person or by telephone conference call. The Subcommittee may also take action via electronic mail in lieu of a meeting pursuant to the guidelines set forth in the valuation procedures. The members of the Valuation Subcommittee, on which one or more Directors may serve, include:
Ravi Akhoury, Christopher Feind, Alan Kirshenbaum, Alison H. Micucci, Marguerite
E. H. Morrison, and Jae Yoon. There were 8 meetings of the Valuation Subcommittee held during 2006.

     Dividend Committee. The purpose of the Dividend Committee is to calculate the dividends authorized by the Board and to set record and payment dates. The members of the Dividend Committee, on which one or more

Directors may serve, include: Alan Kirshenbaum and Christopher Feind. There were no Dividend Committee meetings held during 2006.

SHAREHOLDER APPROVAL

     The Nominees for election as Directors at the Special Meeting will be elected by a plurality of the total votes cast at the Special Meeting by the holders of shares present in person or by proxy and entitled to vote on such action. This Proposal applies on a Fund-wide basis, and all Portfolios and classes thereof will vote together on this Proposal.

                              BOARD RECOMMENDATION

                 THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A
               VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES TO
                       THE BOARD OF DIRECTORS OF THE FUND

VOTING INFORMATION

     Voting of Proxies. If you attend the Special Meeting you may vote your shares in person. If you do not plan to attend the Special Meeting, please cast your vote by completing, signing, and returning the enclosed proxy card by mail in the envelope provided or by submitting your vote via telephone or the Internet, as detailed in the proxy card.

     Timely and properly completed and submitted proxies will be voted as instructed by Policy Owners. A Policy Owner who executes and returns a proxy may revoke the proxy at any time prior to the date the proxy is to be exercised by
(1) delivering to the Fund written notice of the revocation, (2) delivering to the Fund a proxy with a later date, or (3) voting in person at the Special Meeting. However attendance at the Special Meeting will not, by itself, revoke a previously tendered proxy.

     In the event a Policy Owner signs and returns the proxy but does not indicate his or her vote as to a Proposal, such proxy will be voted FOR the election of each Nominee as a Director.

     Quorum Requirements. A quorum of shareholders (i.e., the Insurance Company as the record owner of the Portfolios' shares) is necessary to hold a valid meeting and to consider the Proposals. The holders of a majority of the outstanding shares on the Record Date present, in person or by proxy, at the Special Meeting shall constitute a quorum. A chart reflecting the number of shares outstanding of each class of each of the Portfolios as of the Record Date is attached to this Proxy Statement as Appendix B.

        Votes Necessary to Approve the Proposals. A plurality of the shareholders voting at the Special Meeting, either in person or by proxy, is required to approve Proposal 1 regarding the election of Directors. The Insurance Company, as the holder of record shares of a Portfolio, is required to "pass through" to its Policy Owners the right to vote shares of the Portfolio. The Fund expects that the Insurance Company will vote 100% of the shares of a Portfolio held by its separate account(s). The Insurance Company will vote shares of the Portfolio for which no instructions have been received in the same proportion as they vote shares for which they have received instructions. Abstentions will have the effect of a negative vote on a Proposal. Unmarked voting instructions from Policy Owners will be voted in favor of a Proposal. In the case of proxies received in a fund-of-funds structure, whereby an adviser, on behalf of a Portfolio, receives proxies in its capacity as a shareholder in an underlying portfolio, e.g., the Asset Allocation Portfolios, the mangager may vote in accordance with the recommendations of an independent service provider or echo vote of the shareholders in those underlying portfolios. The Fund may adjourn the Special Meeting to the extent permitted by law, if necessary to permit the Insurance Company to obtain additional voting instructions from Policy Owners. The total number of shares outstanding as of the Record Date is provided at Appendix B. Shareholders of the Portfolios, as of the Record Date, are entitled to one vote for each full share held and fractional votes for fractional shares held through their Policy.

     Adjournments. If a quorum is not present at the Special Meeting or if a quorum is present but sufficient votes to approve one or more Proposals have not been received at the time of the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting in accordance with applicable law to permit further solicitation of votes. The persons named as proxies will vote in favor of adjournment with respect to those proxies that may be voted in favor of a Proposal(s) and will vote against any such adjournment with respect to those proxies which have been voted against the Proposal(s).

     Payment of Solicitation Expenses. The cost of the Special Meeting, including costs of solicitation of proxies and voting instructions, will be borne by NYLIM. Proxies are solicited via regular mail and also may be solicited via telephone by personnel of NYLIM, the Fund, their respective affiliates, or, in NYLIM's discretion, a commercial firm retained for this purpose.

     Other Matters to Come Before the Special Meeting. The Fund does not know of any matters to be presented at the Special Meeting other than those described in this Proxy Statement. If any other matters come before the Special Meeting, including any proposal to adjourn the Special Meeting to permit the continued solicitation of proxies in favor of a Proposal, it is the Fund's intention that proxies not containing specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed proxy.

     Future Shareholder Proposals. A shareholder may request inclusion in the Fund's proxy statement and on the Fund's proxy card for shareholder meetings certain proposals for action which the Policy Owner intends to introduce at such meeting. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders' meeting should send their written proposals to the Fund at 51 Madison Avenue, New York, NY 10010. Any shareholder proposals must be presented a reasonable time before the proxy materials for the next meeting are sent to shareholders to be considered for inclusion in the proxy materials. The timely submission of a proposal does not guarantee its inclusion in the proxy statement and is subject to limitations under the federal securities laws. The Fund is not required to hold regular meetings of shareholders, and in order to minimize its costs, does not intend to hold meetings of shareholders unless so required by applicable law, regulation, regulatory policy, or unless otherwise deemed advisable by the Board or the Fund's management. Therefore, it is not practicable to specify a date by which proposals must be received in order to be incorporated in an upcoming proxy statement for a meeting of shareholders.

                                OTHER INFORMATION

     Investment Advisor and Administrator. NYLIM, 51 Madison Avenue, New York, New York 10010, serves as the investment advisor and administrator for each Portfolio.

     Distributor. NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, New Jersey, 07054, serves as distributor of the Fund for the Service Class shares of the Portfolios. The Distributor is a wholly-owned subsidiary of NYLIM.

     Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP ("PWC"), 1177 Avenue of the Americas, New York, New York, 10036, has been selected as the independent registered public accounting firm of the Fund. PWC is responsible for auditing the annual financial statements of the Portfolios. Representatives of PWC are not expected to be present at the Special Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

     PWC, in accordance with Independence Standards Board Standard No. 1 ("ISB No. 1"), has confirmed to the Audit Committee that they are independent auditors with respect to the Portfolios. Certain information concerning the fees and services provided by PWC to the Fund and to NYLIM and its affiliates for the most recent fiscal year of the Fund is attached at Appendix C.

     Shareholder Communications. Shareholders may transmit written communications to the Board or one or more of the Directors by sending the communications to the attention of Marguerite E. H. Morrison, Secretary of the Fund, at the following address: 169 Lackawanna Avenue, Parsippany, New Jersey 07054.

     Shareholder Reports. The Fund will furnish, without charge, to any shareholder, upon request, a printed version of the most recent annual report (and any subsequent semi-annual report) of any of the Portfolios owned by that shareholder. Such requests may be directed to the Fund by writing to NYLIAC, attn: MainStay VP Series Fund, Inc., 51 Madison Avenue, Room 452, New York, New York 10010, or by calling toll-free 1-800-598-2019. The financial statements included in the Portfolios' most recent annual report (and any subsequent semi-annual report) are incorporated by reference in this Proxy Statement.

     Beneficial Share Ownership of Directors and Officers. As of the Record Date, the Directors, Director Nominees and officers of the Fund, as a group, beneficially owned less than 1% of the outstanding shares of each class of the Portfolio.

     Beneficial Share Ownership of Shareholders. As of the Record Date, the shareholders with respect to each Portfolio known by that Portfolio to beneficially own 5% or more of the outstanding interest of a class of that Portfolio are identified at Appendix D.

                                   APPENDIX A

                          MAINSTAY VP SERIES FUND, INC.

              POLICIES FOR CONSIDERATION OF BOARD MEMBER CANDIDATES

                          (ADOPTED AS OF MAY 17, 2005)

Pursuant to the Charter of the Nominating Committee of MainStay VP Series Fund, Inc. (collectively, the "Nominating Committee" of the "Fund"), the Nominating Committee is charged with evaluating the qualifications of candidates to serve on the Fund's Boards of Directors ("Board") and with making nominations for members of the Board who are not "interested persons" of the Fund, as that term is defined in the Investment Company Act of 1940, as amended ("1940 Act") ("Independent Directors"). These Policies shall apply to the Nominating Committee's consideration of Board member candidates.

QUALIFICATION OF CANDIDATES

In assessing the qualifications of a candidate for membership on the Board, the Nominating Committee may consider the candidate's potential contribution to the operation of the Board and its committees, and such other factors as it may deem relevant. The Nominating Committee may solicit suggestions for nominations from any source it deems appropriate. The Nominating Committee also may engage independent consultants, as it deems necessary or appropriate, for the purpose of making recommendations concerning Board member candidates. All qualified candidates will be treated equally in consideration by the Nominating Committee.

No person shall be qualified to be a Board member unless the Nominating Committee, in consultation with legal counsel, has determined that such person, if selected or elected as a Board member, would not cause the Fund to be in violation of, or not in compliance with: (a) applicable law, regulation or regulatory interpretation; (b) the Fund's organizational documents; or (c) any policy adopted by the Board regarding either the retirement age of any Board member or the percentage of the Board that would be composed of Independent Directors. In addition, no person may be nominated to the Board who (a) has violated any provision of the U.S. federal or state securities laws, or comparable laws of another country or (b) who is an employee or director of a major competitor of New York Life Insurance Company or its affiliates or who is a director of an investment company sponsored by such a competitor where the funds overseen are underlying funds of an variable or annuity fund.

NOMINATIONS FROM CONTRACT OWNERS

While the Nominating Committee is solely responsible for evaluating and nominating candidates to serve on the Board, the Nominating Committee may consider nominations from owners of variable life insurance and variable annuity contracts that have selected the Fund as an investment option ("Contract Owners"). Contract Owners may submit for the Nominating Committee's consideration recommendations regarding potential candidates for service on the Board. Each eligible Contract Owner may submit no more than one candidate each calendar year.

In order for the Nominating Committee to consider submissions from Contract Owners, the following requirements must be satisfied regarding the candidate:

(a) The candidate must satisfy all qualifications provided herein and in the Fund's organizational documents, including qualification as a possible Independent Director if the candidate is to serve in that capacity.

(b) The candidate may not be the nominating Contract Owner or a member of the immediate family of the nominating Contract Owner. (1)

(c) Neither the candidate nor any member of the candidate's immediate family may be currently employed or employed within the year prior to the nomination by any nominating Contract Owner entity.

(d) Neither the candidate nor any immediate family member of the candidate is permitted to have accepted directly or indirectly, during the year of the election for which the candidate's name was submitted, during the immediately preceding calendar year, or during the year when the candidate's name was submitted, any consulting, advisory, or other compensatory fee from the nominating Contract Owner.

(e) The candidate may not be an executive officer, director (or person fulfilling similar functions) of the nominating Contract Owner entity, or of an affiliate of the nominating Contract Owner entity.

(f) The candidate may not control the nominating Contract Owner entity (or, in the case of a holder or member that is a fund, an interested person of such holder or member as defined by Section 2(a)(19) of the 1940 Act).

(g) A Contract Owner may not submit for consideration a candidate which has previously been considered by the Nominating Committee.

In order for the Nominating Committee to consider shareholder submissions, the following requirements must be satisfied regarding the Contract Owner submitting the candidate:

(a) The Nominating Committee will consider submissions that are received only within the one year immediately preceding the Nominating Committee's consideration of Board member candidates.

(b) Any Contract Owner submitting a candidate must beneficially own, either individually or in the aggregate, more than $250,000 of the securities of the Fund that are eligible to vote both at the time of submission of the candidate and at the time of the Board member election. Each of the securities used for purposes of calculating this ownership must have been held continuously for at least two years as of the date of the nomination. In addition, such securities must continue to be held through the date of the meeting. The nominating Contract Owner must also bear the economic risk of the investment.

Contract Owners submitting candidates to the Nominating Committee must substantiate compliance with the above requirements, at the time of submitting the candidate, to the attention of the Fund's Secretary, who will provide all submissions meeting the requirements stated herein to the Nominating Committee. This submission to the Secretary of the Fund must include:

(a)  Contact information for the nominating Contract Owner;

(b) A certification from the nominating Contract Owner which provides the number of shares which the person or group has: (i) sole power to vote or direct the vote; (ii) shared power to vote or direct the vote; (iii) sole power to dispose or direct the disposition of such shares; and (iv) shared power to dispose or direct the disposition of such shares. In addition the certification shall provide that the shares have been held continuously for at least two years as of the date of the nomination.

(c) The candidate's contact information and the number of applicable Fund shares owned by the candidate;

(d) All information regarding the candidate that would be required to be disclosed in solicitations of proxies for elections of directors required by Regulation 14A under the Securities Exchange Act of 1934, as amended; and

(e) A notarized letter executed by the candidate, stating his or her intention to serve as a candidate and be named in the Fund's proxy statement, if so designated by the Nominating Committee and the Fund's Board.

It shall be in the Nominating Committee's sole discretion whether to seek corrections of a deficient submission or to exclude a candidate from consideration.

----------
(1) The terms "immediate family member" and "control" shall be interpreted in accordance with the federal securities laws.

                                   APPENDIX B

                 NUMBER OF SHARES OUTSTANDING IN EACH PORTFOLIO
                              AS OF THE RECORD DATE

                          MAINSTAY VP SERIES FUND, INC.

PORTFOLIO AND CLASS OF SHARES          TOTAL SHARES OUTSTANDING
-----------------------------          ------------------------
Balanced - Initial                              717,686.767
Balanced - Service                           15,528,886.448
Bond - Initial                               23,056,749.178
Bond - Service                                7,680,395.037
Capital Appreciation -Initial                28,890,250.785
Capital Appreciation -Service                 2,476,358.621
Cash Management                             380,326,198.130
Common Stock - Initial                       34,932,139.645
Common Stock - Service                        2,699,411.120
Conservative Allocation - Initial               143,032.444
Conservative Allocation - Service             6,927,765.930
Convertible - Initial                        18,883,469.229
Convertible - Service                         9,594,286.073
Developing Growth - Initial                   2,396,514.784
Developing Growth - Service                   2,906,341.787
Floating Rate - Initial                       2,487,654.084
Floating Rate - Service                      23,904,933.949
Government - Initial                         16,830,351.292
Government - Service                          6,461,445.860
Growth Allocation - Initial                     788,561.270
Growth Allocation - Service                   7,614,570.628
Large Cap Growth - Initial                   88,409,031.884
Large Cap Growth - Service                   49,672,345.949
High Yield Corporate Bond - Initial           5,599,102.330
High Yield Corporate  Bond - Service          3,729,773.705
ICAP Select Equity - Initial                  5,105,131.944
ICAP Select Equity - Service                  3,162,328.313
Income & Growth - Initial                    17,385,556.172
Income & Growth - Service                    12,377,803.461
International - Initial                       8,133,825.184
International - Service                       3,396,649.181
Mid Cap Core - Initial                       12,388,521.735
Mid Cap Core - Service                        8,633,033.493
Mid Cap Growth - Initial                     11,408,320.469
Mid Cap Growth - Service                     11,480,384.769
Mid Cap Value - Initial                      20,359,647.992
Mid Cap Value - Service                      13,995,950.070
Moderate Allocation - Initial                   529,262.326
Moderate Allocation - Service                13,674,845.702
Moderate Growth Allocation - Initial          1,034,667.134
Moderate Growth Allocation - Service         17,017,746.941
S&P Index 500 - Initial                      41,366,819.825
S&P Index 500 - Service                       9,627,950.764
Small Cap Growth - Initial                    7,416,567.113
Small Cap Growth - Service                    7,589,211.220
Total Return - Initial                       21,183,936.210
Total Return - Service                        2,959,196.208
Value - Initial                              29,142,555.327
Value - Service                               6,217,963.084

                                   APPENDIX C

                     PRINCIPAL ACCOUNTANT FEES AND SERVICES

     For purposes of the following information, NYLIM and any entity controlling, controlled by or under common control with NYLIM that provides ongoing services to the Fund, are referred to as "Service Affiliates."

(1) Audit Fees. The aggregate fees billed for each of the last two fiscal years for the Fund (the "Reporting Periods") for professional services rendered by PWC for the audit and review of the Fund's annual financial statements, or services that are normally provided by PWC in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were as follows:

FISCAL YEAR ENDED   AUDIT FEES
-----------------   ----------
     12/31/05        $755,650
     12/31/06        $819,325

(2) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by PWC to the Fund that are reasonably related to the performance of the audit or review of the Fund's financial statements and are not reported under paragraph (1) above were as follows:

FISCAL YEAR ENDED   AUDIT-RELATED FEES
-----------------   ------------------
    12/31/05              $91,000
    12/31/06              $16,000

     The 2005 services related to a review of the internal controls of the Fund's new sub-administrator, sub-accountant and custodian as they relate to the financial reporting of the Fund.

(3) Tax Fees. The aggregate fees billed to the Fund in the Reporting Periods for professional services rendered by PWC for tax compliance, tax advice and tax planning for the last two fiscal years were as follows:

FISCAL YEAR ENDED   TAX FEES
-----------------   --------
    12/31/05        $120,650
    12/31/06        $117,500

     These services consisted of review or preparation of U.S. federal, state, local and excise tax returns.

(4) All Other Fees. The aggregate fees billed to the Fund in the Reporting Periods for products and services provided by PWC, other than the services reported in paragraphs (1) through (3) above, were as follows:

FISCAL YEAR ENDED   ALL OTHER FEES
-----------------   --------------
    12/31/05            $- 0 -
    12/31/06            $- 0 -

     The aggregate non-audit fees billed by PWC for services rendered to the Fund are disclosed in paragraphs (1) through (3) above.

     The aggregate non-audit fees billed by PWC for services rendered to the Service Affiliates for the last two fiscal year ends were $64,229.38 in 2005 and $ 243,775.63 in 2006, respectively.

     The Fund's Audit Committee has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor (not including any investment sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor), and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the Fund that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

     Pursuant to the Fund's Audit Committee Charter, the Audit Committee has adopted pre-approval policies and procedures to govern the pre-approval of (i) all audit services and permissible non-audit services to be provided to the Fund by its independent registered public accounting firm, and (ii) all permissible non-audit services to be provided by such independent accounting firm to any Service Affiliates if the engagement directly relates to the Fund's operations and financial reporting.

     In accordance with the policies, the Committee is responsible for the engagement of the independent registered public accounting firm to certify the Fund's financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided by the Fund and its Service Affiliates, the policies provide that the Committee may pre-approve such services on a project-by-project basis as they arise. The policies also permit the Committee to delegate authority to the Audit Committee Chairman (the "Designated Member") to pre-approve any proposed non-audit services that have not been previously approved by the Committee, subject to certain conditions. Any action by the Designated Member in approving a requested non-audit service shall be presented to the Audit Committee not later than at its next scheduled meeting. If the Designated Member does not approve the independent registered public accounting firm's provision of a requested non-audit service, the matter may be presented to the full Committee for its consideration and action.

                                   APPENDIX D

                                   5+% OWNERS*

                                      NYLIAC VUL               NYLIAC CSVUL             NYLIAC MFA (Q)         NYLIAC MFA (NON-Q)
     SEPARATE ACCOUNT:              SEPARATE ACCT I          SEPARATE ACCT I           SEPARATE ACCT I           SEP ACCOUNT II
----------------------------      ----------------------  ------------------------  -----------------------  -----------------------
                                   AMOUNT AND               AMOUNT AND               AMOUNT AND               AMOUNT AND
                                    NATURE OF    PERCENT    NATURE OF      PERCENT   NATURE OF      PERCENT   NATURE OF      PERCENT
                                   BENEFICIAL      OF       BENEFICIAL       OF      BENEFICIAL       OF      BENEFICIAL       OF
TITLE OF PORTFOLIO AND CLASS       OWNERSHIP**    CLASS     OWNERSHIP**     CLASS    OWNERSHIP**     CLASS    OWNERSHIP**     CLASS
----------------------------      -------------  -------  --------------   -------  -------------   -------  -------------   -------
BALANCED - Initial                  717,686.767   100.0%               0                        0                        0
BOND - Initial                    2,084,495.086     9.0%               0            2,829,149.764     12.3%  1,645,592.190    7.1%
CAPITAL APPRECIATION - Initial    9,368,140.001    32.4%               0                        0                        0
CASH MANAGEMENT                  33,320,768.828     8.8%  97,304,849.544    25.6%               0                        0
COMMON STOCK - Initial            4,703,189.544    13.5%   4,271,218.187    12.2%   6,147,700.144     17.6%  2,774,073.739    7.9%
CONSERVATIVE ALLOCATION - Int       143,032.444   100.0%               0                        0                        0
CONVERTIBLE - Initial             2,928,417.330    15.5%               0                        0                        0
FLOATING RATE - Initial           2,432,079.779    97.8%               0                        0                        0
GOVERNMENT - Initial              1,692,162.208    10.1%               0                        0                        0
GROWTH ALLOCATION - Initial         788,561.270   100.0%               0                        0                        0
HIGH YIELD - Initial              9,845,399.397    11.1%               0                        0                        0
ICAP SELECT EQUITY - Initial        929,659.305    16.6%               0                        0                        0
INCOME & GROWTH - Initial           769,140.857    15.1%               0                        0                        0
INTERNATIONAL - Initial           3,114,002.117    17.9%   4,764,947.046    27.4%               0                        0
LARGE CAP GROWTH - Initial        1,635,629.555    20.1%               0                        0                        0
MID CAP CORE - Initial            2,104,872.090    17.0%   4,015,898.914    32.4%               0                        0
MID CAP GROWTH - Initial          2,738,504.907    24.0%               0                        0                        0
MID CAP VALUE - Initial           2,941,196.127    14.4%   4,699,710.339    23.1%               0                        0
MODERATE ALLOCATION - Initial       529,262.326   100.0%               0                        0                        0
MOD GROWTH ALLOCATION - Int       1,034,667.134   100.0%               0                        0                        0
S&P INDEX 500 - Initial           9,640,343.536    23.3%   5,222,537.338    12.6%               0                        0
SMALL CAP GROWTH - Initial        1,804,469.055    24.3%               0                        0                        0
TOTAL RETURN - Initial            3,373,792.858    15.9%               0                        0                        0
VALUE - Initial                   4,069,037.193    14.0%   8,507,975.801    29.2%               0                        0

* The address of each shareholder of record is 51 Madison Avenue, New York, NY 10010.

** All shares owned of record.

                                   APPENDIX D

                                   5+% OWNERS*

                                 NYLIAC VARIABLE ANNUITY  NYLIAC VARIABLE ANNUITY  NYLIAC VARIABLE ANNUITY   NYLIAC VARIABLE ANNUITY
     SEPARATE ACCOUNT:              SEPARATE ACCT I          SEPARATE ACCT II         SEPARATE ACCT III          SEPARATE ACCT IV
----------------------------    ------------------------  -----------------------  -----------------------   -----------------------
                                  Amount and                Amount and               Amount and               Amount and
                                   Nature of     Percent     Nature of    Percent     Nature of    Percent     Nature of     Percent
                                  Beneficial        of      Beneficial      of       Beneficial      of       Beneficial        of
Title of Portfolio and Class      Ownership**     Class     Ownership**    Class     Ownership**    Class     Ownership**     Class
----------------------------    --------------   -------  --------------  -------  --------------  -------   -------------   -------
BALANCED - Service                           0                         0            11,279,232.083  72.6%    3,039,194.798    19.6%
BOND - Initial                   1,640,236.392     7.1%    1,785,707.504    7.7%    12,193,799.142  52.9%                0
BOND - Service                               0                         0             6,195,086.125  80.7%    1,485,308.912    19.3%
CAPITAL APPRECIATION
   - Initial                     3,724,875.214    12.9%    5,080,509.367   17.6%     9,994,312.104  34.6%                0
CAPITAL APPRECIATION
   - Service                                 0                         0             2,101,500.177  84.9%      374,858.444    15.1%
CASH MANAGEMENT                              0                         0           178,828,132.040  47.0%    9,486,113.150     5.1%
COMMON STOCK - Initial           2,355,886.333     6.7%    3,113,496.892    8.9%    10,243,142.372  29.3%                0
COMMON STOCK - Service                       0                         0             2,230,432.080  82.6%      468,979.040    17.4%
CONSERVATIVE ALLOCATION
   - Initial                                 0                         0                         0                       0
CONSERVATIVE ALLOCATION
   - Service                                 0                         0             4,958,277.915  71.6%    1,431,213.556    20.7%
CONVERTIBLE - Initial            1,226,220.193     6.5%    1,206,019.749    6.4%    13,485,958.104  71.4%                0
CONVERTIBLE - Service                        0                         0             7,824,370.411  81.6%    1,769,915.662    18.4%
DEVELOPING GROWTH
   - Initial                       186,636.032     7.8%      242,985.805   10.1%     1,966,892.947  82.1%                0
DEVELOPING GROWTH
   - Service                                 0                         0             2,133,374.610  73.4%      772,967.177    26.6%
FLOATING RATE - Initial                      0                         0                         0                       0
FLOATING RATE - Service                      0                         0            18,197,679.197  76.1%    4,204,136.364    17.6%
GOVERNMENT - Initial             1,945,790.964    11.6%    1,958,195.833   11.6%    11,170,310.562  66.4%                0
GOVERNMENT - Service                         0                         0             5,182,791.878  80.2%    1,278,653.982    19.8%
GROWTH ALLOCATION
   - Initial                                 0                         0                         0                       0
GROWTH ALLOCATION
   - Service                                 0                         0             4,205,354.058  55.2%    2,845,278.952    37.4%
HIGH YIELD - Initial            10,879,734.710    12.3%    9,163,804.378   10.4%    57,341,524.885  64.9%                0
HIGH YIELD - Service                         0                         0            41,157,532.963  82.9%    8,514,812.986    17.1%
ICAP SELECT EQUITY
   - Initial                                 0               386,109.816    6.9%     4,031,668.741  72.0%                0
ICAP SELECT EQUITY
   - Service                                 0                         0             2,880,916.581  77.2%      848,857.125    22.8%
INCOME & GROWTH
   - Initial                       345,570.723     6.8%      403,395.932    7.9%     3,585,316.572  70.2%                0
INCOME & GROWTH
   - Service                                 0                         0             2,541,968.810  80.4%      620,359.503    19.6%
INTERNATIONAL
   - Initial                     1,057,368.005     6.1%    1,249,956.382    7.2%     7,190,118.291  41.4%                0
INTERNATIONAL
   - Service                                 0                         0             9,195,937.658  74.3%    3,181,865.803    25.7%
LARGE CAP GROWTH
   - Initial                                 0               562,392.741    6.9%     5,535,968.380  68.1%                0
LARGE CAP GROWTH
   - Service                                 0                         0             2,601,632.951  76.6%      795,016.230    23.4%
MID CAP CORE - Initial                       0               682,828.091    5.5%     4,805,280.079  38.8%                0
MID CAP CORE - Service                       0                         0             6,500,640.585  75.3%    2,132,392.908    24.7%
MID CAP GROWTH - Initial           754,585.449     6.6%      980,757.202    8.6%     6,376,742.368  55.9%                0
MID CAP GROWTH - Service                     0                         0             8,770,158.808  76.4%    2,710,225.961    23.6%
MID CAP VALUE - Initial                      0             1,257,745.115    6.2%    10,471,091.390  51.4%                0
MID CAP VALUE - Service                      0                         0            11,255,093.960  80.4%    2,740,856.110    19.6%
MODERATE ALLOCATION
    - Service                                0                         0             9,599,279.042  70.2%    3,105,877.770    22.7%
MOD GROWTH ALLOCATION
    - Service                                0                         0            10,714,821.838  63.0%    5,039,102.779    29.6%
S&P INDEX 500 - Initial          3,762,990.394     9.1%    5,146,128.445   12.4%    17,594,820.112  42.5%                0
S&P INDEX 500 - Service                      0                         0             7,822,222.886  81.2%    1,805,727.878    18.8%
SMALL CAP GROWTH
    - Initial                      391,970.468     5.3%      491,937.228    6.6%     4,447,618.242  60.0%                0
SMALL CAP GROWTH
     - Service                               0                         0             6,020,057.682  79.3%    1,569,153.537    20.7%
TOTAL RETURN - Initial           3,959,736.721    18.7%    4,404,835.579   20.8%     9,298,315.531  43.9%                0
TOTAL RETURN - Service                       0                         0             2,508,005.973  84.8%      451,190.235    15.2%
VALUE - Initial                  2,166,202.450     7.4%    2,653,618.337    9.1%    11,745,721.547  40.3%                0
VALUE - Service                              0                         0             5,045,482.728  81.1%    1,172,480.357    18.9%

* The address of each shareholder of record is 51 Madison Avenue, New York, NY 10010.

**     All shares owned of record.

                                     FORM OF
                             VOTING INSTRUCTION CARD

                          MAINSTAY VP SERIES FUND, INC.
                  PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                                   MAY 4, 2007

This Voting Instruction Card is solicited by New York Life Insurance and Annuity Corporation (the "Company") for its policyowners who hold unit values in the separate account of the Company that invests in one or more of the series of investment portfolios (the "Portfolios") offered by MainStay VP Series Fund, Inc. (the "Fund") and who are entitled to instruct the Company on how to vote shares held by the separate account.

The undersigned policy owner instructs the Company to vote, at the special meeting to be held at the offices of New York Life Investment Management LLC, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 on May 4, 2007, beginning at 2:00 p.m., Eastern time, and at any adjournments or postponements thereof (the "Special Meeting"), all shares of the Portfolios attributable to his or her policy or interest therein as directed on this card. The undersigned acknowledges receipt of the Notice of the Special Meeting of Shareholders of the Acquired Portfolios and the Proxy Statement dated March 12, 2007. The undersigned also instructs the Company to vote on any other matter that may arise at the Special Meeting according to its best judgment. The undersigned hereby revokes any prior proxy.

The undersigned acknowledges that if he or she signs below but does not mark instructions on this card, the Company will vote all shares of the Portfolio attributable to the undersigned's policy value FOR the Proposals. If the policyowner fails to return this Voting Instruction Card, the Company will vote all shares attributable to the policyowner's policy value in proportion to the voting instructions for the Portfolio actually received from policyowner participants in the separate account.

VOTE VIA THE TELEPHONE: (866) 905-2395

VOTE VIA THE INTERNET: https://vote.proxy-direct.com and follow the on-screen instructions.

NOTE: Please sign exactly as your name appears on your policy. When a policy is owned by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please provide full title as such. If a corporation, please sign in full corporate name by president or other authorized officer, and if a partnership, please sign in full partnership name by authorized person.


-------------------------------------   ----------------------------------------
Signature                               Date


-------------------------------------
Signature (if held jointly)

                     YOUR VOTING INSTRUCTIONS ARE IMPORTANT!

          PLEASE SIGN, DATE, AND RETURN YOUR VOTING INSTRUCTIONS TODAY

Please detach at perforation before mailing.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE FUND, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" APPROVAL OF THE PROPOSALS.

PLEASE MARK YOUR VOTES AS IN THIS EXAMPLE: [X]

PROPOSAL 1: [ ] FOR   [ ] AGAINST   [ ] ABSTAIN

To elect the Board of Directors of the Fund

PLEASE VOTE BY CHECKING THE APPROPRIATE BOX AS IN THIS EXAMPLE: [X]

PROPOSAL 1: ALL PORTFOLIOS

To elect the following eight individuals as Directors of the Board:

1.   Susan B. Kerley

2.   Alan R. Latshaw

3.   Peter Meenan

4.   Richard H. Nolan, Jr.

5.   Brian A. Murdock

6.   Richard S. Trutanic

7.   Roman L. Weil

8.   John A. Weisser, Jr.

[ ] FOR ALL   [ ] WITHHOLD ALL   [ ] FOR ALL EXCEPT   [ ] ABSTAIN

                                        To withhold authority to vote for one or more nominees, write the nominee's number(s) on the line below.

                                                          ----------------------

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SHAREHOLDER. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSALS.

     Your proxy is important whether or not you plan to attend the Special Meeting in person. You may revoke this proxy at any time and the giving of it will not affect your right to attend the Special Meeting and vote in person.

Please mark, sign, date, and return the Proxy Card promptly using the enclosed envelope or via telephone or via the internet.


Signature(s):                           Date:              , 2007
              -----------------------         -------------


Signature(s):                           Date:              , 2007
              -----------------------         -------------

NOTE: Please sign exactly as your name appears on the account. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please provide full title as such. If a corporation, please sign in full corporate name by president or other authorized officer and if a partnership, please sign in full partnership name by authorized person.